UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2012

Bristow Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31617	72-0679819
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

2103 City West Blvd., 4th Floor Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 267-7600

Former Name or Former Address, if Changed Since Last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Indenture and Senior Notes

As previously disclosed, on September 27, 2012, Bristow Group Inc. (the “Company”) and its wholly-owned subsidiaries Bristow U.S. LLC, Bristow Alaska Inc. and Bristow Helicopters Inc. entered into an underwriting agreement (the “Underwriting Agreement”) with Credit Suisse Securities (USA) LLC and SunTrust Robinson Humphrey, Inc., as representatives of the several underwriters named in Schedule A thereto (collectively, the “Underwriters”), pursuant to which the Company agreed to sell to the Underwriters $450,000,000 aggregate principal amount of its 6 1/4% Senior Notes due 2022 (the “Notes”), guaranteed on a senior unsecured basis by Subsidiary Guarantors. The issuance and sale of the Notes has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a shelf registration statement on Form S-3 (File No. 333-183816) filed with the Securities and Exchange Commission on September 11, 2012. The offering closed on October 12, 2012. The net proceeds from the sale of the Notes was approximately $442.8 million (after deducting underwriting discounts and commissions and estimated expenses).

The Notes were issued pursuant to an indenture dated as of June 17, 2008 (the “2008 Base Indenture”), among the Company, the subsidiary guarantors named therein and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the third supplemental indenture thereto dated as of October 12, 2012 (the “Third Supplemental Indenture to the 2008 Base Indenture” and together with the 2008 Base Indenture, the “2008 Indenture”) among the Company, its wholly-owned subsidiaries Bristow U.S. LLC, Bristow Alaska Inc., Bristow Helicopters Inc. and BHNA Holdings Inc. (collectively, the “Subsidiary Guarantors”) and the Trustee. The Notes will bear interest at a rate of 6 1/4% per year. The Notes will mature on October 15, 2022. The Company may redeem the Notes at any time on or after October 15, 2017, in whole or in part, in cash, at the redemption prices set forth in the Third Supplemental Indenture to the 2008 Base Indenture. At any time prior to October 15, 2015, the Company may redeem up to 35% of the aggregate principal amount of the notes issued under the 2008 Indenture with the net proceeds of certain equity offerings at a redemption price equal to 106.250% of the principal amount of the Notes plus accrued and unpaid interest, if any, to the date of redemption. The Company may make that redemption only if, after the redemption, at least 65% of the aggregate principal amount of notes issued under the 2008 Indenture remains outstanding. In addition, at any time prior to October 15, 2017, the Company may redeem all, but not less than all, of the notes at a redemption price equal to the principal amount plus the Applicable Premium (as defined in the Third Supplemental Indenture to the 2008 Base Indenture). The Notes are senior unsecured obligations of the Company.

The 2008 Base Indenture and Third Supplemental Indenture to the 2008 Base Indenture are respectively filed as Exhibit 4.1 and Exhibit 4.2 hereto and the terms and conditions thereof are incorporated herein by reference. The form of the Notes issued pursuant to the 2008 Indenture is attached as an exhibit to the Third Supplemental Indenture and the terms and conditions thereof are incorporated herein by reference. Certain legal opinions related to the Notes are filed herewith as Exhibit 5.1, Exhibit 5.2 and Exhibit 5.3.

Item 8.01.	Other Events.

On October 12, 2012, the Company issued a press release announcing the results of its previously announced tender offer and consent solicitation. The Company announced that, as of at 5:00 p.m., New York City time, on October 11, 2012, an aggregate of $337,932,000 principal amount of the Company’s 7 1/ 2% Senior Notes due 2017 (the “2017 Notes”) had been validly tendered (the “Consent Expiration”). On October 12, 2012, the Company accepted for purchase all of the 2017 Notes validly tendered prior to the Consent Expiration. The total consideration for such 2017 Notes is equal to $1,041.50 per $1,000 principal amount validly tendered, plus accrued and unpaid interest thereon up to (but not including), October 12, 2012. The tender offer is scheduled to expire at 11:59 p.m., New York City time, on October 25, 2012, unless extended or earlier terminated. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In connection with the tender offer, on October 12, 2012 the Company entered into the third supplemental indenture with certain subsidiary guarantors and U.S. Bank National Association, as trustee (the “Third Supplemental Indenture to the 2007 Base Indenture”) to the indenture dated as of June 13, 2007 (the “2007 Base Indenture”), as supplemented by the first supplemental indenture dated November 2, 2007 and the second supplemental indenture dated October 1, 2012 (collectively, the “2007 Indenture”), following the receipt of the requisite consents of the holders of the 2017 Notes. The Third Supplemental Indenture to the 2007 Base Indenture became operative upon notification to the trustee of the purchase by the Company of a majority of the outstanding 2017 Notes pursuant to the tender offer and consent solicitation. The amendments to the 2007 Indenture contained in the Third Supplemental Indenture to the 2007 Base Indenture include the elimination of substantially all the restrictive covenants, certain events of default and certain other provisions with respect to the 2017 Notes. A copy of the Third Supplemental Indenture to the 2007 Base Indenture relating to the tender offer is filed as Exhibit 4.3 hereto and is incorporated herein by reference. The description of the Third Supplemental Indenture to the 2007 Base Indenture contained herein is qualified in its entirety by the full text of such exhibit.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Item

4.1	Indenture, dated as of June 17, 2008, among the Company, the subsidiary guarantors named therein and U.S. Bank National Association, as Trustee (incorporated herein by reference to Exhibit 4.1 to the Company’s Form 8-K filed on June 17, 2008.

4.2	Third Supplemental Indenture to the 2008 Base Indenture, dated as of October 12, 2012, among the Company, the Subsidiary Guarantors and U.S. Bank National Association, as Trustee.

4.3	Third Supplemental Indenture to the 2007 Base Indenture, dated as of October 12, 2012, among the Company, the Subsidiary Guarantors and U.S. Bank National Association, as Trustee.

5.1	Opinion of Baker Botts L.L.P.

5.2	Opinion of Phelps Dunbar LLP.

5.3	Opinion of Davis Wright Tremaine LLP.

99.1	Press Release, dated October 12, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOW GROUP INC. (Registrant)

/s/ Joseph A. Baj
By:	Joseph A. Baj
Vice President and Treasurer

Dated: October 12, 2012

EXHIBIT INDEX

Exhibit No.	Item

4.1	Indenture, dated as of June 17, 2008, among the Company, the subsidiary guarantors named therein and U.S. Bank National Association, as Trustee (incorporated herein by reference to Exhibit 4.1 to the Company’s Form 8-K filed on June 17, 2008.

4.2	Third Supplemental Indenture to the 2008 Base Indenture, dated as of October 12, 2012, among the Company, the Subsidiary Guarantors and U.S. Bank National Association, as Trustee.

4.3	Third Supplemental Indenture to the 2007 Base Indenture, dated as of October 12, 2012, among the Company, the Subsidiary Guarantors and U.S. Bank National Association, as Trustee.

5.1	Opinion of Baker Botts L.L.P.

5.2	Opinion of Phelps Dunbar LLP.

5.3	Opinion of Davis Wright Tremaine LLP.

99.1	Press Release, dated October 12, 2012.